UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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O2DIESEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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100 Commerce Drive, Suite 301
Newark, Delaware 19713

August 23, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of O2Diesel Corporation, which will be held at the Inn at Montchanin Village at Route 100 & Kirk Road, Montchanin, DE 19710 on September 20, 2007, at 11:00 a.m. (EDT).

We have provided details of the business to be conducted at the 2007 Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders, proxy statement and form of proxy. We encourage you to read these materials so that you may be informed about the business to come before the meeting.

Your participation is important, regardless of the number of shares that you own. In order for us to have an efficient meeting, please sign, date and return the enclosed proxy card promptly in the enclosed envelope, which requires no additional postage. You can find additional information concerning voting procedures in the accompanying materials.

We look forward to seeing you at the meeting.

Sincerely,

Alan R. Rae
Secretary and Chief Executive Officer

100 Commerce Drive, Suite 301 Newark, Delaware 19713NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on September 20, 2007

The Annual Meeting of Stockholders (the “Annual Meeting”) of O2Diesel Corporation, a Delaware corporation (the “Company”), will be held at the Inn at Montchanin Village at Route 100 & Kirk Road, Montchanin, DE 19710 on September 20, 2007, at 11:00 a.m. (EDT), for the following purposes, as more fully described in the proxy statement accompanying this notice:

1. To elect two (2) persons as directors of the Company to serve for a term of three (3) years, or until their respective successors shall have been duly elected and qualified;

2. To ratify the appointment of Mayer Hoffman McCann P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

We have set August 16, 2007 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A complete list of stockholders eligible to vote at the Annual Meeting will be made available to all Stockholders for examination for any purpose germane to the Annual Meeting, during the ten days prior to the Annual Meeting, between the hours of 9 a.m. and 5 p.m., EDT, at the offices of the Company at 100 Commerce Drive, Suite 301, Newark, Delaware 19713. We will also produce the stockholder list at the Annual Meeting, and you may inspect it at any time during the Annual Meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend the Annual Meeting, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares are voted.

By Order of the Board of Directors

Alan R. Rae
Secretary and Chief Executive Officer

Newark, Delaware
August 23, 2007

IT IS IMPORTANT THAT YOU COMPLETE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

100 Commerce Drive, Suite 301 Newark, Delaware 19713 PROXY STATEMENT FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors of O2Diesel Corporation (the “Board”) solicits the accompanying proxy to be voted at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 20, 2007 at 11:00 a.m. (EDT), at the Inn at Montchanin Village at Route 100 & Kirk Road, Montchanin, DE 19710, and at any adjournments or postponements thereof. In this proxy statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “the Company” or “O2Diesel,” we are describing O2Diesel Corporation.

The mailing address of our principal executive office is 100 Commerce Drive, Suite 301, Newark, Delaware 19713. This proxy statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy card are being sent to our stockholders on or about August 26, 2007.

PURPOSES OF THE MEETING

At the Annual Meeting, we will ask you to consider and act upon the following matters:

1. To elect two (2) persons as directors of the Company to serve for a term of three (3) years, or until their respective successors shall have been duly elected and qualified;

2. To ratify the appointment of Mayer Hoffman McCann P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Record Date and Stockholders Entitled to Vote.

Record Date. The record date is August 16, 2007. Only holders of shares of Common Stock of the Company, par value $0.0001 per share (“Common Stock”) of record as of the close of business on this date will be entitled to vote at the Annual Meeting.

Outstanding Stock. As of the record date, the Company had no shares of Preferred Stock and 83,815,341 shares of Common Stock outstanding. The holders of the Preferred Stock have no voting power, except as provided under Delaware law.

Stockholder List. We will make a complete list of stockholders eligible to vote at the Annual Meeting available for examination during the ten days prior to the Annual Meeting. During such time, you may visit our executive offices during ordinary business hours to examine the stockholder list for any purpose germane to the Annual Meeting.

Voting Requirements.

Quorum. The holders of one-third of the Company’s outstanding shares of Common Stock as of the record date must be present, either in person or by proxy, to constitute a quorum at the meeting in order to hold the Annual Meeting and conduct business.

How to Vote Your Shares. Your shares cannot be voted at the meeting unless you are present either in person or by proxy. If you vote by mail and return a complete, signed and dated proxy card, your shares will be voted in accordance with your instructions. You may specify your choices by marking the appropriate box and following the other instructions on the proxy card. With respect to the election of directors, you may vote (i) “For” all of the nominees, or (ii) to “Withhold Authority” with respect to some or all of the nominees. On all other matters, you may (i) vote “For ” a proposal, (ii) vote “Against” a proposal, or (iii) “Abstain” from voting on a proposal. If you vote by mail and you return a proxy card that is not signed, then your vote cannot be counted. If the returned proxy card is signed and dated, but you do not specify voting instructions, your shares will be voted “For” the election of each nominee and “For” each other proposal, in accordance with the Board’s recommendations.

Vote Required. If a quorum is present, the director nominees will be elected by a plurality of the votes cast at the Annual Meeting, which means that the two (2) nominees receiving the most votes will be elected. All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast at the meeting on the item to be approved.

Broker Non-Votes. A broker non-vote occurs when a stockholder that owns shares in “street name” through a nominee (usually a bank or a broker) fails to provide the nominee with voting instructions, and the nominee does not have discretionary authority to vote the shares with respect to the matter to be voted on, or otherwise fails to vote the shares. Broker non-votes will be counted in determining if a quorum is present. Broker non-votes will not affect the outcome of the vote of directors and will have the same effect as a vote against for all other proposals.

Abstentions and Withheld Votes. Abstentions and withheld votes with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, withheld votes will have no effect on the outcome of the vote for directors. Abstentions are considered votes cast on a matter. Therefore, abstentions will have the effect of counting as a vote against a proposal.

Other Business at the Meeting. We are not aware of (and have not received any notice with respect to) any business to be transacted at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting, Alan R. Rae and David H. Shipman, the named proxies, will vote the shares represented by proxies on such matters in accordance with their discretion and best judgment.

Tabulation of Votes. Our transfer agent, Interwest Transfer Company, Inc. will separately tabulate the affirmative votes, negative votes, abstentions and broker non-votes with respect to each of the proposals.

Announcement of Voting Results. We will announce preliminary voting results at the Annual Meeting. We also will disclose the final results in the first quarterly report on Form 10-QSB that we file with the Securities and Exchange Commission (“SEC”) after the Annual Meeting.

Revoking Your Proxy. If you execute a proxy pursuant to this solicitation, you may revoke it at any time prior to its exercise by doing one of the following:

•	delivering written notice to our Secretary at our principal executive offices,
•	executing and delivering a proxy bearing a later date to our Secretary at our principal executive offices, or
•	voting in person at the Annual Meeting.

To be effective, our Secretary must actually receive your notice or later-dated proxy before the Annual Meeting, or the Inspector of Elections must receive it at the Annual Meeting. Please note, however, that your attendance at the Annual Meeting without further action on your part will not automatically revoke your proxy.

Solicitation. The cost of soliciting proxies in the form enclosed herewith will be borne by O2Diesel. In addition to the solicitation of proxies by use of the mail, our officers and employees may solicit the return of proxies by personal interview, telephone, email or facsimile. We will not pay additional compensation to our officers and employees for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts.

We will request that brokerage houses and other custodians, nominees and fiduciaries forward our solicitation materials to beneficial owners of stock that is registered in their names. We will bear all costs associated with preparing, assembling, printing and mailing this proxy statement and the accompanying materials, the cost of forwarding our solicitation materials to the beneficial owners of our Common Stock, and all other costs of solicitation.

PROPOSAL 1 — ELECTION OF DIRECTORS

General Information

Our Certificate of Incorporation requires the Board to be divided into three classes (Class A, Class B and Class C) having staggered terms of three (3) years each. As a result, only one class of directors is elected at each Annual Meeting of Stockholders, with the remaining classes continuing their respective three-year terms. The Board is currently comprised of eight (8) members, with three (3) members in each of Class A and Class B and two (2) members in Class C.

The terms of office of Messrs. Rae and Williams expire at the Annual Meeting. The Board has nominated such persons to stand for reelection as directors for terms expiring at the 2010 Annual Meeting of Stockholders.

At the Annual Meeting, the stockholders will elect two (2) Class C directors to serve until the 2010 Annual Meeting of Stockholders, or until their successors are elected and qualified.

Substitute Nominees

If, at the time of or prior to the Annual Meeting, any nominee is unable to be a candidate when the election takes place, or otherwise declines to serve, the persons named as proxies may use the discretionary authority provided to them in the proxy to vote for a substitute nominee designated by the Board. At this time, we do not anticipate that any nominee will be unable to be a candidate for election or will otherwise decline to serve.

Vacancies

Under our Bylaws, the Board has the authority to fill any vacancies that arise, including vacancies created by an increase in the number of directors or by the resignation of a director. Any nominee so elected and appointed by the Board would hold office until the 2008 Annual Meeting of Stockholders.

Certain Information Regarding the Nominees

Certain information about the Nominees is set forth below:

Class C Directors Whose Terms Expire in 2007

Listed below are the Class C directors, with information concerning their principal occupation, other affiliations and business experience during the last five years:

Name	Age	Position
Alan R. Rae	49	Chief Executive Officer, Secretary and Director
E. Holt Williams	64	Director

Alan R. Rae has been the Chief Executive Officer and a Director of the Company since July 15, 2003, the Secretary since August 6, 2005, and President between July 15, 2003 to July 28, 2005. Mr. Rae joined the AAE Technologies group of companies in 1997, and has served as a Director and an executive of several companies within the group. In August 1999, he became a Director and President of AAE Technologies, Inc. (now O2Diesel Inc.), and in October 2000 became a Director and Chief Operating Officer of AAE Technologies International PLC and continues to hold these positions in both companies. Mr. Rae was a Director and the Chief Executive Officer of AAE Holdings plc (UK) from October 1998 until September 2001. He was the Chief Executive Officer and a Director of AAE Technologies Ltd. from October 1997 until September 2001. Mr. Rae currently serves on the Board of Directors and Compensation Committee of ReoStar Energy Corporation.

E. Holt Williams has been a Director since May 31, 2005, and is the Chairman of the Audit Committee and is a member of the Governance Committee. He has served as the Chairman, CEO and also as the CFO for Coastal Equipment Inc. for over 27 years. He headed both the domestic and foreign operations of the company, which were centered in the Gulf States of the US and in Asia. Prior to entering the private sector, Mr. Williams practiced as a certified public accountant with an international accounting firm. He has also been active in buying and selling real estate in Houston, Texas. Mr. Williams is a member of and has served in various capacities on a number of professional, charitable and civic groups such as U.S. Chamber of Commerce; Singapore American Chamber of Commerce; Houston Foreign Affairs Group; Georgetown University McDonough School of Business and various other civic, school and church related organizations. He holds a B.S. degree in Accounting and an M.B.A. In addition, he maintains professional certification as a CPA.

Certain Information Regarding the Directors

Certain information about the directors whose terms continue, who are directors of O2Diesel, is set forth below:

Class A Directors Whose Terms Will Expire in 2008

Listed below are the Class A directors, with information concerning their principal occupation, other affiliations and business experience during the last five years:

Name	Age	Position
Karim Jobanputra	43	Director
Arthur E. Meyer	79	Chairman, Board of Directors
Hendrik Rethwilm	42	Director

Karim Jobanputra has been a Director since July 15, 2003. Mr. Jobanputra is an entrepreneur and owns companies that do business mostly in the Middle East and Europe. Mr. Jobanputra has experience in the areas of corporate finance and international, business development, and also works as a self-employed consultant based in the United Kingdom. For the past five years he has provided consulting services to companies in the areas of corporate finance and business development in the Asian and Middle East markets, including Indonesia, Qatar, Saudi Arabia, India and China.

Arthur E. Meyer has been Chairman of the Board since May 31, 2005, and serves on the Compensation, Governance and Audit Committees. He has served as the Executive Vice President and Vice Chairman of the Board of Mohawk Oil Company Canada Limited until its sale to Husky Oil Co. Ltd. Mr. Meyer has a long history of experience in crude oil refining, product development, distribution and marketing. He has a wide background in all facets of the petroleum industry in Canada, including building the first ethanol plant in Canada as well as managing the blending and marketing of Gasohol in Canada. Mr. Meyer has been member of the Board of several oil companies in Canada, and has served on the Boards of a number of universities and other organizations, including the University of Calgary, Northern Alberta Institute of Technology, Consulting Engineers of Canada, National Biotechnology Committee and the FBC Foundation of Calgary. Mr. Meyer holds a degree in Mechanical Engineering from the University of Saskatchewan.

Hendrik Rethwilm has been a Director since July 15, 2003 and serves on the Governance and Compensation Committees. From 1993-1999, he worked with PricewaterhouseCoopers in its corporate finance department focusing on financial and organizational restructuring of medium-to-large sized companies. Subsequently, from 2000 to 2001, Mr. Rethwilm worked with a subsidiary of Ericsson, the Swedish mobile phone producer, as a financial executive advising on mobile eCommerce. During his tenure with Ericsson, Mr. Rethwilm also developed a venture capital arm within Ericsson Consulting to invest in companies developing applications for the mobile eCommerce sector. Currently, Mr. Rethwilm is self-employed and provides consulting services to various companies in the areas of corporate finance and business development. He previously served on the board of directors of Rapidtron, Inc., a company that trades on the OTCBB under the symbol “RPDT,” but resigned effective December 31, 2003.

Class B Directors Whose Terms Expire in 2009

Listed below are the Class B directors, with information concerning their principal occupation, other affiliations and business experience during the last five years:

Name	Age	Position
Jeffrey L. Cornish	55	Director
David L. Koontz	64	Director
Gerson Santos-Leon	47	Director

Jeffrey L. Cornish has been a Director since May 31, 2005 and serves on the Audit and Compensation Committees. He currently serves as President of Performance Transportation Services (PTS). Prior to his service with PTS, Mr. Cornish was the Senior Vice President-Finance, Chief Financial Officer and Chief Information Officer for Pilot Travel Centers LLC for many years. He has rich and varied experiences in executing joint ventures, developing large financing vehicles to support large-scale growth of petroleum retailing businesses and restaurant franchisee operations. Mr. Cornish has held several other senior financial management positions, including senior level director and consulting positions for Coopers & Lybrand and Price Waterhouse. He has served on several municipal and Chamber of Commerce boards and holds a BA degree in Accounting and an MBA in Finance. He holds professional certifications as a CPA and a CMA.

David L. Koontz has been Chief Financial Officer for Waco Logistics Group, Inc. since August 2005. From July 15, 2003 to August 6, 2005 he was the Chief Financial Officer and Secretary of the Company and has been a Director of the Company since July 15, 2003. He joined the AAE Group in September 2002, serving first as the Chief Financial Officer and Secretary of O2Diesel, Inc. Prior to joining the Company, Mr. Koontz had worked primarily as an independent business consultant, mostly with businesses located in Asia, for the period January 2000 to September 2002. During 1999, Mr. Koontz acted as a consultant and chief financial officer for an apparel company in Boulder, Colorado. Mr. Koontz was a partner with Arthur Andersen & Co. until 1988 and holds a CPA certificate.

Gerson Santos-Leon is serving as the R&D Corporate Director of the Abengoa Bioenergy Group. He is responsible for developing technologies for the conversion of renewable biomass resources to ethanol, related co-products and utilization technology. Prior to his service at Abengoa, Mr. Santos-Leon led the Biofuels Program at the U.S. Department of Energy Office. He has served on a number of management boards responsible for evaluating and developing energy programs and has over twenty years of experience in the energy sector developing nuclear and renewable technologies. Mr. Santos-Leon holds a Chemical Engineering degree.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the election of each of the director nominees listed above. All proxies executed and returned will be voted “FOR” all the director nominees unless the proxy specifies otherwise.

COMMITTEES OF THE BOARD OF DIRECTORS

During 2006, the Board held thirteen meetings. Each director, except three, attended 75% or more of the meetings of the Board and committees of which he was a member. Mr. Santos-Leon, Mr. Rethwilm and Mr. Jobanputra each attended less than 75% of the meetings due to business reasons that could not be avoided. The Board encourages, but does not require, directors to attend the Annual Meeting of Stockholders. On July 6, 2006, all eight members of the Board attended the Company’s 2006 Annual Meeting of Stockholders.

Audit Committee

On May 27, 2004, the Board established and approved an Audit Committee. The Audit Committee has three members, Mr. E. Holt Williams (Chairman), Mr. Jeffrey L. Cornish and Mr. Arthur E. Meyer.

The primary purpose of the Audit Committee is to oversee (a) management’s preparation of the financial statements and management’s conduct of the Company’s accounting and financial reporting process, (b) management’s maintenance of the Company’s internal control over financial reporting, (c) the Company’s compliance with legal and regulatory requirements, and (d) the qualifications, independence and performance of the Company’s independent registered public accounting firm. During 2006, the Audit Committee met four times.

The Board has adopted a written charter for the Audit Committee. A copy of the charter is available on our website: http://www.o2diesel.com. The members of the Audit Committee are “independent” as defined in Section 121A of the American Stock Exchange (“AMEX”) Company Guide. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the interim consolidated financial statements filed quarterly and the audited consolidated financial statements in the Annual Report on Form 10-KSB with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Board has determined that two directors who serve as members of the Audit Committee, Mr. Williams and Mr. Cornish, are “financial experts,” as defined in SEC rules.

The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles in the United States, their judgments as to the quality, not just the acceptability, of the Company’s critical accounting policies and such other matters as are required to be discussed with the Audit Committee under standards of the Public Company Accounting Oversight Board. In addition, the Board has discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services (comprised of tax preparation services) with the auditors’ independence.

The Audit Committee by way of a telephonic conference discussed with the independent registered public accounting firm, with management present, the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The independent registered public accounting firm afforded the Audit Committee, which they declined, an opportunity to meet without management present.

In reliance on the reviews and discussions referred to above, the Board approved the audited financial statements included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the SEC. On July 6, 2006, the Stockholders voted to ratify the selection of the Company’s independent registered public accounting firm for the year ended December 31, 2006.

Nominating and Governance Committee

On May 31, 2005, the Board established and approved a Nominating and Governance Committee (“Nominating Committee”). The members of the Nominating Committee are Mr. Arthur Meyer (Chairman), Mr. Hendrik Rethwilm and Mr. E. Holt Williams. During 2006, the Nominating Committee met one time.

The primary purpose of the Nominating Committee is to (a) identify individuals qualified to become Board members, consistent with criteria approved by the Board, (b) assist the Board in determining the size and composition of the Board and its committees, (c) develop and recommend to the Board, and oversee the implementation of, the Company’s corporate governance guidelines, and (d) oversee the evaluation of the Board and its committees and of management.

The Board has adopted a written charter for the Nominating Committee, a copy of which is available on our website: http://www.o2diesel.com. All the members of the Nominating Committee are “independent” as defined in Section 121A of the AMEX Company Guide.

Compensation Committee

On May 31, 2005, the Board established and approved a Compensation Committee. The Compensation Committee has three members Mr. Jeffrey Cornish (Chairman), Mr. Arthur Meyer and Mr. Hendrik Rethwilm. During 2006, the Compensation Committee met once.

The primary purpose of the Compensation Committee is to (a) monitor the performance of, and develop and recommend to the Board the annual compensation (base salary, bonus, stock options and other benefits) for the Chief Executive Officer of the Company; (b) monitor the performance of, and review, approve and recommend to the Board the annual compensation (base salary, bonus and other benefits) for all other executive officers of the Company; (c) review, approve and recommend to the Board the aggregate number of stock options to be granted to employees; (d) review general policy matters relating to compensation and benefits of employees; and (e) prepare certain portions of the Company’s annual proxy statement, including an annual report on executive compensation.

The Board has adopted a written charter for the Compensation Committee, a copy of which is available on our website: http://www.o2diesel.com. All of the members of the Compensation Committee are “independent” as defined in Section 121A of the AMEX Company Guide.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

On June 29, 2004, the Board adopted a Code of Business Conduct and Ethics (“Code of Conduct”) that applies to all of the Company’s employees. A copy of the Code of Conduct is available on our website http://www.o2diesel.com. The Code of Conduct addresses the professional, honest and candid conduct of each director, officer and employee; conflicts of interest, disclosure process, compliance with laws, rules and regulations (including insider trading laws); corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets; and encourages the reporting of any illegal or unethical behavior. We intend to post notice of any waiver from, or amendment to, any provision of our Code of Conduct on our web site. Upon written request to the Secretary at 100 Commerce Drive, Suite 301, Newark, Delaware 19713, the Code of Conduct is available in print to any stockholder.

Stockholder Communications

The Board provides a process for stockholders to send communications to the Board or any of the individual directors. Stockholders may send written communications to the Board or any of the individual directors, care of O2Diesel Corporation, 100 Commerce Drive, Suite 301, Newark, Delaware 19713, Attn: Secretary. All communications will be reviewed by the Corporate Secretary and circulated to the Board or to an individual director if it is appropriate.

Review and Approval of Related Person Transactions

The Company has operated under a Code of Conduct for many years. The Company’s Code of Conduct requires all employees, officers and directors, without exception, to avoid engagement in activities or relationships that conflict, or would be perceived to conflict, with the Company’s interests or adversely affect its reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate upon full disclosure of the transaction, following review and approval to ensure there is a legitimate business reason for the transaction and that the terms of the transaction are no less favorable to the Company than could be obtained from an unrelated person.

The Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons. The Company has not adopted written procedures for reviewing related person transactions. The Company reviews all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions, if any, that are determined to be directly or indirectly material to the Company or a related person are disclosed.

During fiscal year 2006, there were no related person transactions.

Director Independence

In accordance with AMEX rules, the Board affirmatively determines the independence of each Director and nominee for election as a Director in accordance with AMEX’s independence standards as set forth in Section 121A of the AMEX Company Guide. Based on these standards, at its meeting held on March 20, 2007, the Board determined that each of the following non-employee Directors are independent and have no relationship with the Company, except as a Director and stockholder of the Company: Mr. Meyer, Mr. Rethwilm, Mr. Williams, Mr. Cornish and Mr. Santos Leon.

Director Nomination Process

The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company. The Company does not have a specific policy regarding consideration of stockholder director nominees. However, the Board will consider persons recommended by stockholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors, officers or employees and persons recommended by stockholders in selecting Board nominees.

To be considered in the Board’s selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the anniversary date of the proxy statement for the previous year’s annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration by the Board as Board nominees should be persons of good character and integrity and must also have been nominated by persons of good character and integrity. The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries do business.

Compensation Committee Interlocks and Insider Participation

Except as noted below, no member of the Compensation Committee during fiscal year 2006 served as an officer, former officer, or employee of the Company or had a relationship discloseable under “Related Person Transactions.” Further, during 2006, no executive officer of the Company served as:

•	A member of the Compensation Committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation Committee; or
•	A director of any other entity, one of whose executive officers or their immediate family member served on our Compensation Committee.

The Company’s former Chief Operating Officer, Mr. Roger, served on the Board of Directors of Performance Transportation Services (“PTS”), and Mr. Cornish, who serves on the Company’s Compensation Committee is the Chief Executive Officer of PTS. On December 31, 2006, Mr. Roger resigned from the Board of Directors of PTS and on August 1, 2007 left the Company.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the aggregate compensation paid or accrued by the Company to each of the Named Executive Officers as of December 31, 2006.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Alan Rae Chief Executive Officer	2006	$254,000	$0	$0	$13,610	$0	$0	$30,531	$298,141
Richard Roger President & COO	2006	$250,000	$0	$0	$108,890	$0	$0	$15,012	$373,902
David H. Shipman Chief Financial Officer	2006	$177,500	$0	$0	$46,550	$0	$0	$17,967	$242,017

(1)	In addition to his position as the Chief Executive Officer, Mr. Rae serves on the Board of Directors, but does not receive any compensation for service as a Director. On March 26, 2007, the Company increased David Shipman’s salary to $210,000, effective as of January 1, 2007.
(2)	Pursuant to the terms of his employment agreement, Mr. Roger received a special bonus of $75,000 in January 2007, which is not included in the above table. On August 1, 2007, Mr. Roger left his employment with the Company. In connection with his leaving, Mr. Roger and the Company entered into a Separation Agreement, dated August 1, 2007, and Mr. Roger will receive severance payments and health benefits from the Company in accordance with his Employment Agreement.
(3)	On November 16, 2006, the Board of Directors approved a grant of 500,000 shares of restricted stock to Mr. Roger, pursuant to the terms of the Company’s 2004 Stock Incentive Plan (the “Stock Incentive Plan”) and Mr. Roger’s employment agreement. The terms of the award are that the shares are to be issued on January 1, 2007 with 166,667 shares to vest on January 1, 2007, 166,667 shares to vest on January 1, 2008 and 166,666 shares to vest on January 1, 2009. Each share amount is contingent on Mr. Roger remaining employed by the Company on the date of vesting. Mr. Roger received his first award of 166,667 shares in January 2007 valued at $0.82 per share, which is not included in the above table. In 2006, there was no SFAS 123(R) expense for the grant of restricted stock. Pursuant to his Separation Agreement, 166,667 shares of Mr. Roger’s restricted stock vested on the date of the Separation Agreement and 166,666 shares of restricted stock vest on July 31, 2008, and Mr. Roger agreed not to sell or transfer these shares until after that date.
(4)	These amounts reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS 123(R) for awards pursuant to the Stock Incentive Plan and thus may include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended December 31, 2006.
(5)	The Company maintains a voluntary 401(k) plan for its employees and did not make any contributions in 2006. The Company does not maintain any other qualified retirement plans or non-nonqualified deferred compensation plans for its employees or directors.
(6)	In 2006, the Company paid to each of Mr. Rae, Mr. Roger and Mr. Shipman an automobile allowance of $12,000. In addition, the Company paid health insurance premiums for Mr. Rae in the amount of $18,531; for Mr. Roger in the amount of $3,012; and for Mr. Shipman in the amount of $5,967.

Grants of Plan Based Awards

Name	Grand Date							All Other Stock Awards; Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Payouts Under Equity Incentive Plan Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Richard Roger	11/16/2006							500,000			$0

On November 16, 2006, the Board of Directors approved the grant of 500,000 shares of restricted stock to Mr. Roger, pursuant to the terms of the Company’s 2004 Stock Incentive Plan and Mr. Roger’s employment agreement. The terms of the award were that the shares were to be issued on January 1, 2007 with 166,667 shares to vest on January 1, 2007, 166,667 shares to vest on January 1, 2008 and 166,666 shares to vest on January 1, 2009. The receipt of shares is contingent on Mr. Roger remaining employed by the Company on the date of vesting. Mr. Roger received his first award of 166,667 shares in January 2007. Pursuant to his employment agreement, Mr. Roger received a special bonus of $75,000 in January 2007. In 2006, there was no FAS 123(R) expense for the grant of restricted stock. Pursuant to his Separation Agreement, 166,667 shares of Mr. Roger’s restricted stock vested on the date of the Separation Agreement and 166,666 shares of restricted stock vest on July 31, 2008, and Mr. Roger agreed not to sell or transfer these shares until after the later date.

There were no other stock based awards under the Stock Incentive Plan in 2006 to the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards of the Named Executive Officers as of December 31, 2006.

	Option Awards						Stock Awards
Name	No. of Securities Underlying Unexercised Options (#) Exercisable		No. of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Alan Rae Chief Executive Officer	1,250,000	(1)			$ 1.50	7/14/2013
Richard Roger President & COO	200,000(2) 631,250	(2)	618,750		$1.50 $1.50	10/15/2014 6/9/2015
David H. Shipman Chief Financial Officer	153,000	(3)	297,000		$ 1.50	10/1/2015

(1)	Mr. Rae’s option vested 34% on July 15, 2004 and 16.5% every six months thereafter.
(2)	Mr. Roger’s 200,000 option vested 100% upon his appointment at President and Chief Operating Officer. His 1,250,000 option vested 34% on July 1, 2006 and 16.5% every six months thereafter. All of Mr. Roger’s options vested on August 1, 2007, the date of his Separation Agreement, and in accordance with the 2004 Stock Incentive Plan, Mr. Roger has thirty days to exercise these options.
(3)	Mr. Shipman’s option vested 34% on October 1, 2006 and 16.5% every six months thereafter.
(4)	On November 16, 2006, the Board of Directors approved a grant of 500,000 shares of restricted stock to Mr. Roger, pursuant to the terms of the Company’s 2004 Stock Incentive Plan and Mr. Roger’s employment agreement. The terms of the award were that the shares were to be issued on January 1, 2007 with 166,667 shares to vest on January 1, 2007, 166,667 shares to vest on January 1, 2008 and 166,666 shares to vest on January 1, 2009. The receipt of shares is contingent on Mr. Roger remaining employed by the Company on the date of vesting. Mr. Roger received his first award of 166,667 shares in January 2007. Pursuant to his employment agreement, Mr. Roger received a special bonus of $75,000 in January 2007. Pursuant to his Separation Agreement, 166,667 shares of Mr. Roger’s restricted stock vested on the date of the Separation Agreement and 166,666 shares of restricted stock vest on July 31, 2008, and Mr. Roger agreed not to sell or transfer these shares until after the later date.
(5)	None of the 500,000 shares in Mr. Roger’s award were vested as of December 31, 2006. The market value of these unvested shares on December 31, 2006 was $410,000, based on the closing share price of $0.82 on December 29, 2006, the last trading day of the year.

Option Exercises and Stock Vested

There were no options exercised or stock vested during the year ended December 31, 2006.

Pension Benefits and Nonqualified Deferred Compensation

The Company maintains a voluntary 401(k) plan for its employees and did not make any contributions in 2006. The Company does not maintain any other qualified retirement plans or non-nonqualified deferred compensation plans for its employees or directors.

Employment Agreements and Change-In-Control Arrangements

In July 2003, the Company entered into an Employment Agreement with Alan R. Rae, to serve as our President and Chief Executive Officer. Pursuant to the Employment Agreement, Mr. Rae is entitled to an annual base salary of $254,000 per year and is eligible to receive an annual bonus, at the discretion of the Board, of 100% of his base salary. He is also entitled to reimbursement for health insurance premiums and a car allowance. Pursuant to the agreement, the Company granted Mr. Rae 1,500,000 stock options at an exercise price of $1.50 per share in 2005, which were granted pursuant to the Company’s Stock Incentive Plan and were approved by the Board on September 29, 2005. On November 11, 2005, Mr. Rae relinquished his options to the Company to purchase 250,000 shares of Common Stock. The agreement continues in effect until terminated by either Mr. Rae or the Company by written notice or upon the death or disability of Mr. Rae. If the agreement is terminated by disability, Mr. Rae is entitled to receive his salary until he begins to receive disability benefits, to receive a prorated portion of any bonus he would otherwise have been entitled to receive and to be paid for any accrued but unused vacation. The agreement also provides that any inventions discovered by Mr. Rae during service to the Company shall be the property of the Company, and contains confidentiality, non-disparagement and non-competition provisions.

On June 9, 2005, the Company entered into an Employment Agreement with Richard Roger to serve as our President and Chief Operating Officer. The terms of Mr. Rogers’ Employment Agreement are substantially similar to the terms of Mr. Rae’s Employment Agreement, as described above, except that Mr. Roger is entitled to an annual base salary of $250,000 per year and 1,250,000 stock options, of which 1,000,000 shares were approved by the Board on September 29, 2005 and 250,000 shares were approved by the Board on November 11, 2005. The Board agreed if Mr. Roger leaves the Company before all of the additional 250,000 shares vest, the remaining unvested portion will be granted to the executive officer who relinquished these options. Effective July 2005, Mr. Roger was promised 500,000 shares of restricted stock at par value, vesting annually in equal amounts over three years commencing on January 1, 2007, with payment of the third award to be made on January 1, 2009. This grant of restricted stock was approved by the Board on November 16, 2006.

On July 28, 2005, the position of President was transferred from Mr. Rae to Mr. Richard Roger. Mr. Rae continues to serve as the Company’s Chief Executive Officer and Secretary.

On August 1, 2007, the Company entered into a Separation Agreement with Mr. Roger. Mr. Roger will receive severance payments and health benefits from the Company in accordance with his Employment Agreement. Mr. Roger’s Separation Agreement includes continuing obligations relating to confidentiality, non-competition and non-solicitation. The Separation Agreement also provides for a release by Mr. Roger of any and all claims he may have against the Company. In addition, all of Mr. Roger’s options vested as of the date of the Separation Agreement and in accordance with the 2004 Stock Incentive Plan, Mr. Roger has thirty days to exercise these options. Finally, 166,667 shares of Mr. Roger’s restricted stock vested on the date of the Separation Agreement and 166,666 shares of restricted stock vest on July 31, 2008, and Mr. Roger agreed not to sell or transfer these shares until after the later date.

Effective October 1, 2005, the Company entered into an Employment Agreement with David H. Shipman to serve as our Chief Financial Officer. The terms of Mr. Shipman’s Employment Agreement are substantially similar to the terms of Mr. Rae’s Employment Agreement, as described above, except that Mr. Shipman is entitled to an annual base salary of $177,500 per year and 450,000 stock options, which were approved by the Board on September 29, 2005. On March 26, 2007, the Company amended David Shipman’s employment agreement, increasing his salary to $210,000, effective as of January 1, 2007.

Each of these employment agreements provides for certain compensation in the event of termination without cause or a change in control. In either event, the Company will (i) continue to make monthly payments of base salary and health insurance premiums for 12 months (15 months for Mr. Rae), (ii) pay a pro-rated bonus to which the executive would have otherwise been eligible, (iii) cause any unvested options granted to the executive to vest immediately, (iv) pay the executive for any unused accrued vacation time, and (v) reimburse the executive for expenses that would otherwise be entitled. In the case of Mr. Rae, the Company will reimburse his expenses reasonably incurred in connection with his and his family’s repatriation to the United Kingdom. In general, the employment agreement defines a change in control if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization.

DIRECTOR COMPENSATION

The following table sets forth the aggregate compensation paid or accrued by the Company to the Directors for the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)(4)(5)	Non-Equity Incentive Plan Compensation ($)	Non Qualified Deferred Compensation Earnings	All Other Compensation ($)(6)	Total ($)
Arthur E. Meyer Chairman	$60,000		$32,754				$92,754
Hendrik Rethwilm	$30,000		$8,167				$38,167
Karim Jobanputra	$30,000		$8,167				$38,167
David L. Koontz	$30,000		$240,000			$2,035	$272,035
E. Holt Williams	$37,917		$16,377				$54,294
Jeffrey L. Cornish	$34,750		$16,377				$51,127
Gerson Santos-Leon	—		—				$0
Alan Rae(1)	—		—				$0

(1)	In addition to his position as the Chief Executive Officer, Mr. Rae serves on the Board of Directors, but does not receive any compensation as a Director. The compensation reflected in the Summary Compensation Table represents his total compensation for the year 2006.
(2)	In addition to his director fees, Mr. Williams was paid an additional $7,917 for serving as the Audit Committee chairman.

In addition to his director fees, Mr. Cornish was paid an additional $4,750 for serving as the Compensation Committee chairman.

In addition to being a director of the Company, Mr. Gerson Santos Leon serves as the Director of R&D and Corporate Development for Abengoa Bioenergy R&D (“ABRD”). ABRD’s corporate policy states employees who serve as outside directors must assign all director compensation to ABRD. Accordingly, Mr. Santos Leon’s director’s fees for 2006 in the amount of $22,500 were paid directly to ABRD.

(3)	These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS 123(R) for awards pursuant to the Stock Incentive Plan and thus may include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended December 31, 2006.

Options for these directors vest over the first three years of the ten-year option term, 34% in the first year and 16.5% every six months thereafter.

(4)	Mr. Meyer’s option vested 34% on May 31, 2006, and 16.5% every six months thereafter .

Mr. Rethwilm’s option vested 34% on July 15, 2004, and 16.5% every six months thereafter.

Mr. Jobanputra’s option vested 34% on July 15, 2004, and 16.5% every six months thereafter.

Mr. Koontz’s option vested 34% on July 15, 2004, and 16.5% every six months thereafter.

Mr. Williams’ option vested 34% on May 31, 2006, and 16.5% every six months thereafter.

Mr. Cornish’s option vested 34% on May 31, 2006, and 16.5% every six months thereafter.

(5)	As of December 31, 2006, each director had outstanding options to purchase the indicated number of shares of the Company Common Stock: Arthur E. Meyer, 400,000; Hendrik Rethwilm, 750,000; Karim Jobanputra, 750,000; David L. Koontz, 200,000; E. Holt Williams, 200,000; and Jeffrey L. Cornish, 200,000.
(6)	In addition to his director fees, Mr. Koontz was paid an additional $2,035 for tax advice requested by the Board.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends a vote for the ratification of the appointment of Mayer Hoffman McCann P.C. (“MHM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. MHM has no direct or indirect financial interest in the Company. A representative of MHM is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Fees Paid

During our fiscal year ended December 31, 2005, Ernst & Young LLP served as the Company’s independent registered public accountants and during our fiscal year ended December 31, 2006, Mayer Hoffman McCann P.C. served as the Company’s independent registered public accountants. Following are the fees billed by Mayer Hoffman McCann P.C. for the fiscal year ended December 31, 2006 and by Ernst & Young LLP for the fiscal year ended December 31, 2005:

	2006	2005
Audit Fees
Mayer Hoffman McCann P.C.	$173,445
Ernst & Young LLP		$295,000
Tax Fees
Mayer Hoffman McCann P.C.	$28,356
Ernst & Young LLP		$—
Audit Related Fees
Mayer Hoffman McCann P.C.	$28,067
Ernst & Young LLP	$—	$133,546
Total Fees
Mayer Hoffman McCann P.C.	$229,868
Ernst & Young LLP	$—	$428,546
	$229,868	$428,546
•	“Audit fees” are fees paid for professional services for the audit of our consolidated financial statements and the quarterly reviews of our consolidated financial statements.
•	“Tax fees” are fees primarily for tax compliance in connection with filing US income tax returns in 2006 for the 2005 tax returns.
•	“Audit Related fees” are fees billed by Ernst & Young LLP and Mayer Hoffman McCann P.C. to us for services not included in the first two categories, specifically, SEC filings and consents, and consultations on technical accounting matters.

Non-Audit Services

The Audit Committee has considered the compatibility of non-audit services with the auditor’s independence. The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accountants.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and with the Company’s independent registered public accounting firm.

The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Accounting Standards No. 61.

The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under standards of the Public Company Accounting Oversight Board. In addition, the Audit Committee has received from the Company’s auditors the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm the auditors’ independence from management and has considered the compatibility of non-audit services (comprised of tax preparation services) with the auditors’ independence.

The Audit Committee met with the independent registered public accounting firm by telephonic conference, with management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The independent registered public accounting firm afforded the Audit Committee, which they declined, an opportunity to meet without management present.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board and approved the audited consolidated financial statements included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the SEC. On July 6, 2006, the Stockholders voted to ratify the selection of the Company’s independent registered public accounting firm for the year ended December 31, 2006.

Submitted by the Audit Committee:

Mr. E. Holt Williams, Chairman
Mr. Jeffrey L. Cornish
Mr. Arthur E. Meyer

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the Report of the Audit Committee and the Audit Committee Charter shall not be incorporated by reference into any future filing under the Securities Act or the Securities and Exchange Act of 1934, as amended (“Exchange Act”), and shall not be deemed to be soliciting material or to be filed with the SEC under the Exchange Act.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for the fiscal year ending on December 31, 2007. All proxies executed and returned will be voted “FOR” ratification appointment of Mayer Hoffman McCann P.C. unless the proxy specifies otherwise.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of August 16, 2007, regarding the beneficial ownership of the Company’s Common Stock by (i) those persons known to the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock, (ii) each of the named executive officers, (iii) each director of the Company, and (iv) all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person.

Except as indicated in the footnotes to this table, each stockholder named in the table below has sole voting and investment power for the shares shown as beneficially owned by them. Percentage of ownership is based on 83,815,341 shares of Common Stock outstanding on August 16, 2007. In computing the number of shares beneficially owned by a person and the percentage of ownership held by that person, shares of Common Stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days after August 16, 2007 are deemed exercised and outstanding, while these shares are not deemed exercised and outstanding for computing percentage ownership of any other person.

Directors, Officers and 5% Stockholders	Shares Directly and Beneficially Owned	Percent
Abengoa Bioenergy R&D Inc. c/o Crochet & Crochet Squaidelile, Geneva, Switzerland	9,273,102	11.1%
UBS AG 100 Liverpool Street London EC2M 2RH	8,000,000	9.5%
Standard Bank Plc 25 Dowgate Hill London EC4R 2SB	5,000,000	6.0%
Alan R. Rae(a) 100 Commerce Drive, Suite 301 Newark, Delaware 19713	2,677,522	3.2%
Karim Jobanputra 100 Commerce Drive, Suite 301 Newark, Delaware 19713	774,000	*
Hendrik Rethwilm 100 Commerce Drive, Suite 301 Newark, Delaware 19713	750,000	*
David H. Shipman 100 Commerce Drive, Suite 301 Newark, Delaware 19713	305,000	*
David L. Koontz 100 Commerce Drive, Suite 301 Newark, Delaware 19713	290,512	*
Arthur E. Meyer 100 Commerce Drive, Suite 301 Newark, Delaware 19713	277,000	*
E. Holt Williams 100 Commerce Drive, Suite 301 Newark, Delaware 19713	175,395	*
Jeffrey L. Cornish 100 Commerce Drive, Suite 301 Newark, Delaware 19713	134,000	*
All officers and directors as a group (9) persons	5,383,429	6.4%

*	Less than 1%.
(a)	Mrs. Victoria Rae (spouse) owns 599,235 shares of the Company’s Common Stock. Mr. Rae disclaims beneficial ownership of the shares held by Victoria Rae.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed by such reporting persons.

Based solely on our review of such forms furnished to the Company and written representations from certain reporting persons, except for two directors and two beneficial owners, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during fiscal 2006. One beneficial owner and Director Gerson Santos-Leon, did not file a Form 3 within ten business days. One beneficial owner and Director E. Holt Williams, did not file a Form 4 within two business days to report one transaction. These missed filings were inadvertent and the required filings have since been made.

GENERAL MATTERS

We have enclosed our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, which includes our audited consolidated financial statements for such fiscal year, with this proxy statement; however, the Annual Report on Form 10-KSB and the audited consolidated financial statements are not incorporated by reference into this proxy statement, do not constitute a part of the proxy soliciting material, and are not subject to the liabilities of Section 18 of the Exchange Act. You may request additional copies of the enclosed Annual Report on Form 10-KSB, without charge, by contacting: Investor Relations, O2Diesel Corporation, 100 Commerce Drive, Suite 301, Newark, Delaware 19713.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 2007 is expected to be held on June 30, 2008 (the “Next Annual Meeting”). All proposals intended to be presented at the Next Annual Meeting must be received at the Company’s executive offices, which are located at 100 Executive Drive, Suite 301, Newark, Delaware 19713, Attention: Corporate Secretary, no later than March 15, 2008, to receive consideration for inclusion in the Proxy Statement and form of proxy related to that meeting.

Pursuant to the proxy rules under the Exchange Act, the Company’s stockholders are notified that the deadline for providing the Company with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Next Annual Meeting will be May 30, 2008. As to all such matters which the Company does not have notice on or prior to that date, discretionary authority to vote on such proposal shall be granted to the persons designated in the Company’s proxy related to the Next Annual Meeting.

By Order of the Board,

Alan R. Rae
Secretary and Chief Executive Officer

August 23, 2007

O2DIESEL CORPORATION
PROXY FOR 2007 ANNUAL MEETING OF STOCKHOLDERS — SEPTEMBER 20, 2007
THIS PROXY IS SOLICITED BY THE BOARD OF THE COMPANY

The undersigned stockholder of O2Diesel Corporation hereby appoints Alan R. Rae, David H. Shipman, or either of them, his/her true and lawful agents and proxies, each with full power of substitution, to represent and vote as specified in this proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if present in person at the Annual Meeting of Stockholders of O2Diesel Corporation to be held at the Inn at Montchanin Village at Route 100 & Kirk Road, Montchanin, Delaware 19710 on September 20, 2007, at 11:00 a.m. (EDT).

The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.

PROPOSAL 1 – Election of Directors

☐  FOR all nominees listed below (except as marked to the contrary below).

☐  WITHHOLD AUTHORITY for all nominees listed below.

NOMINEES:  Alan Rae      E. Holt Williams

INSTRUCTIONS:	To withhold authority to vote for any individual nominee, strike a line through the nominee’s name above.)

PROPOSAL 2 – To ratify the appointment of Mayer Hoffman McCann P.C. To serve as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3 – To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified. If no specification is made, the shares to which this proxy relates will be voted “FOR” all nominees with respect to the election of directors in Proposal 1, “FOR” the ratification of Mayer Hoffman McCann P.C. in Proposal 2, and this proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, in which Proposals 1, 2 AND 3 are fully explained.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

Date:

Signature:

Signature (if held jointly):

Title (if fiduciary):

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.